SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 6, 2008 (March 6, 2008)

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware	1-13053	81-0480654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1321 Discovery Drive, Billings, Montana	59102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(406) 373-8700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On March 6, 2008, Stillwater Mining Company (the “Company”) issued a press release, which is being furnished as Exhibit 99.1 to this Form 8-K.

The information set forth under “Item 7.01 Regulation FD Disclosure” and Exhibit 99.1 is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

Dated: March 6, 2008	By:	/s/ John Stark
Name: John Stark
Title: Vice President

EXHIBIT INDEX

Number	Title

99.1	Press Release dated March 6, 2008.